MERRILL LYNCH
U.S. TREASURY
MONEY FUND













FUND LOGO











Annual Report

November 30, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011






DEAR SHAREHOLDER


For the year ended November 30, 1996, Merrill Lynch U.S. Treasury
Money Fund paid shareholders a net annualized dividend of 4.63%.*
The Fund's 7-day yield as of November 30, 1996 was 4.48%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 1996 was 70 days, compared to 34 days at May
31, 1996.

The Environment
Investor perceptions regarding the direction of the US economy became increasingly positive over the course of the six-month period ended November 30, 1996. The impetus for the shift in the investment outlook was the mounting evidence that inflationary pressures were still under control. This trend was underscored when the Federal Reserve Board did not tighten monetary policy at its September 24, 1996 meeting. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. This environment, combined with a modestly steep yield curve, contributed to our decision to extend the Fund's average life as the period progressed. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

In Conclusion
We appreciate your interest in Merrill Lynch U.S. Treasury Money
Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(John Ng)
John Ng
Vice President and Portfolio Manager




December 27, 1996



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                                                           Face             Interest            Maturity          Value
Issue                                                     Amount              Rate                Date          (Note 1a)

US Government Obligations--99.6%
US Treasury Bills*                                       $   937              5.10 %            12/19/96         $   934
                                                           4,038              5.11              12/19/96           4,027
                                                           3,932              5.135             12/19/96           3,921
                                                             170              5.155             12/19/96             169
                                                           3,000              5.18              12/26/96           2,989
                                                           2,100              5.02               1/30/97           2,082
                                                             713              5.015              2/06/97             706
                                                              98              5.02               2/06/97              97
                                                             375              5.00               2/13/97             371
                                                           6,000              5.01               2/13/97           5,937
                                                           2,500              5.02               2/13/97           2,474
                                                           3,125              5.03               2/27/97           3,086
                                                             369              5.11               3/13/97             364
                                                           2,100              5.14               3/13/97           2,070
                                                             366              5.065              4/10/97             359
                                                           2,099              5.075              4/10/97           2,060
                                                           1,129              5.095              4/10/97           1,108
                                                           2,000              5.10               4/10/97           1,963

US Treasury Notes                                          7,000              7.50               1/31/97           7,024
                                                           6,000              6.875              2/28/97           6,023

Total US Government Obligations (Cost--$47,762)                                                                   47,764

Total Investments (Cost--$47,762)--99.6%                                                                          47,764
Other Assets Less Liabilities--0.4%                                                                                  181
                                                                                                                 -------
Net Assets--100.0%                                                                                               $47,945
                                                                                                                 =======

*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1996
Assets:             Investments, at value (identified cost--$47,761,714*)(Note 1a)                         $  47,763,781
                    Cash                                                                                           2,259
                    Receivables:
                      Interest                                                            $     275,178
                      Beneficial interest sold                                                   10,655          285,833
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1d)                                          32,872
                                                                                                           -------------
                    Total assets                                                                              48,084,745
                                                                                                           -------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               43,080
                      Distributor (Note 2)                                                       10,878
                      Investment adviser (Note 2)                                                 5,860
                      Dividends to shareholders (Note 1e)                                             4           59,822
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        79,513
                                                                                                           -------------
                    Total liabilities                                                                            139,335
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  47,945,410
                                                                                                           =============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                      $   4,794,334
                    Paid-in capital in excess of par                                                          43,149,009
                    Unrealized appreciation on investments--net                                                    2,067
                                                                                                           -------------
                    Net assets--Equivalent to $1.00 per share based on 47,943,343 shares
                    of beneficial interest outstanding                                                     $  47,945,410
                                                                                                           =============

                   *Cost for Federal income tax purposes. As of November 30, 1996, net unrealized appreciation for Federal income tax purposes amounted to
                    $2,067, of which $3,608 related to appreciated securities and $1,541 related to depreciated securities.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                    For the Year Ended November 30, 1996
Investment Income   Interest and amortization of premium and discount earned                               $   2,958,810
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                     $     279,756
                    Distribution fees (Note 2)                                                   66,020
                    Professional fees                                                            61,458
                    Trustees' fees and expenses                                                  59,222
                    Registration fees (Note 1d)                                                  54,667
                    Printing and shareholder reports                                             33,224
                    Accounting services (Note 2)                                                 29,737
                    Transfer agent fees (Note 2)                                                 28,229
                    Custodian fees                                                                9,112
                    Amortization of organization expenses (Note 1d)                               4,176
                    Other                                                                           944
                                                                                          -------------
                    Total expenses before reimbursement                                         626,545
                    Reimbursement of expenses (Note 2)                                         (195,829)
                                                                                          -------------
                    Total expenses after reimbursement                                                           430,716
                                                                                                           -------------
                    Investment income--net                                                                     2,528,094
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                             22,095
Unrealized Gain     Change in unrealized appreciation on investments--net                                         (3,879)
(Loss) on                                                                                                  -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   2,546,310
(Note 1c):                                                                                                 =============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                          For the Year Ended November 30,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                $   2,528,094    $   2,961,698
                    Realized gain on investments--net                                            22,095           27,069
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                             (3,879)          29,282
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      2,546,310        3,018,049
                                                                                          -------------    -------------

Dividends &         Investment income--net                                                   (2,528,094)      (2,961,698)
Distributions to    Realized gain on investments--net                                           (22,095)         (27,069)
Shareholders                                                                              -------------    -------------
(Note 1e):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,550,189)      (2,988,767)
                                                                                          -------------    -------------

Beneficial          Net proceeds from sale of shares                                        154,142,818      162,573,091
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends and distributions (Note 1e)                     2,543,309        2,976,127
(Note 3):                                                                                 -------------    -------------
                                                                                            156,686,127      165,549,218
                    Cost of shares redeemed                                                (165,055,231)    (166,444,550)
                                                                                          -------------    -------------
                    Net decrease in net assets derived from beneficial interest
                    transactions                                                             (8,369,104)        (895,332)
                                                                                          -------------    -------------

Net Assets:         Total decrease in net assets                                             (8,372,983)        (866,050)
                    Beginning of year                                                        56,318,393       57,184,443
                                                                                          -------------    -------------
                    End of year                                                           $  47,945,410    $  56,318,393
                                                                                          =============    =============

                    See Notes to Financial Statements.


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                 $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                               .0447      .0484     .0317     .0262      .0312
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0003      .0009    (.0002)    .0010      .0014
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                     .0450      .0493     .0315     .0272      .0326
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                            (.0447)    (.0484)   (.0317)   (.0262)    (.0312)
                      Realized gain on investments--net                 (.0004)    (.0004)   (.0002)   (.0004)    (.0020)
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                   (.0451)    (.0488)   (.0319)   (.0266)    (.0332)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of year                       $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
                                                                       =======    =======   =======   =======    =======
                    Total investment return                              4.63%      4.99%     3.22%     2.69%      3.37%
                                                                       =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .77%       .83%      .71%      .53%       .65%
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                             1.12%      1.18%     1.06%      .96%      1.16%
                                                                       =======    =======   =======   =======    =======
                    Investment income and realized gain
                    on investments--net                                  4.55%      4.89%     3.16%     2.66%      3.41%
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of year (in thousands)             $47,945    $56,318   $57,184   $70,544    $80,978
Data:                                                                  =======    =======   =======   =======    =======

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Treasury securities in which the Fund invests are traded primarily in the over-the-counter markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in Treasury securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the year ended November 30, 1996, MLAM earned fees of $279,756, of which $195,829 was voluntarily waived.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which MLFD receives a fee from the Fund at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 1996, MLFD earned $66,020 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.




NOTES TO FINANCIAL STATEMENTS (concluded)

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, l996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 3, 1997
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by Merrill
Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 1996 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.



                                         Percentage
                                         of Federal
For the Quarter Ended                    Obligations*

February 29, 1996                          99.37%
May 31, 1996                               99.89%
August 31, 1996                            88.12%
November 30, 1996                          99.30%


Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 1996, 99.25% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr.,
  Executive Vice President
Donaldo Benito, Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
John Ng, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210